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                  ARTHUR ANDERSEN LLP     Exhibit (23)





            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into CMS Energy Corporation's previously filed Registration Statements No. 33-9732, No. 33-29681, No. 33-47629, No. 33-64044, No. 33-
51877, No. 33-57719, No. 33-60007, No. 33-61595, No. 33-62573 and No. 333-
01261.






                                    /s/ Arthur Andersen LLP
                                    ------------------------


Detroit, Michigan,
   March 13, 1996.
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